SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                                 August 13, 1999



                         KINGS ROAD ENTERTAINMENT, INC.

             (Exact Name of Registrant as Specified in its Charter)




         Delaware                    0-14234                    95-3587522
         --------                    -------                    ----------
         State of                    Commission                 IRS Employer
         Incorporation               File Number                I.D. Number




                 1901 Avenue of the Stars, Los Angeles, CA 90067
                     Address of principal executive offices





                  Registrant's telephone number: (310) 552-0057

Item 4.    Changes in Registrant's Certifying Accountant
           ---------------------------------------------

          (a) On September 10, 1999, Kings Road Entertainment, Inc. (the "Company") selected the firm of Jones Jensen & Company, LLC as the Company's independent auditors for the fiscal year ending April 30, 1999. The firm of Richard A. Eisner & Company, LLP has served as the Company's independent auditors since April 16, 1999 but has not completed any audit of the Company's financial statements for any fiscal year or interim period. The purpose of the change in auditors is to facilitate the completion of the Company's Annual Report on Form 10-KSB for the fiscal year ended April 30, 1999, as described below.

          (b) During the period Richard A. Eisner & Company was retained by the Company, there were no disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with Richard A. Eisner & Company as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).

          (c) The Company has not consulted with Jones Jensen & Company regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the present.

          (d) A letter of Richard A. Eisner & Company addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4 as they refer to such firm.

          (e) The change of auditors was approved by the Board of Directors of the Company on September 10, 1999.



Item 5.    Other Events
           ------------

     The Company has not yet filed its Annual Report on Form 10-KSB for its fiscal year ended April 30, 1999. The deadline for such filing with the Securities and Exchange Commission, as extended, expired on August 13, 1999. As a result, the Nasdaq Stock Market has notified the Company that its common stock ("Common Stock") may be de-listed from The Nasdaq SmallCap Market pending a hearing scheduled for September 30, 1999. The Company is required to demonstrate to Nasdaq that it has met and will meet all filing requirements under the Securities Exchange Act of 1934 and that it has the ability to sustain long-term compliance with all other Nasdaq maintenance criteria. Among the Nasdaq maintenance criteria are a $1.00 minimum bid price for the Common Stock and $1,000,000 minimum market value of shares owned by non-affiliates of the Company. A recent bid price for the Common Stock was $0.91 per share. The Company has approximately 1.2 million shares outstanding which are owned by non-affiliates.

          The Company has not been able to complete its report on Form 10-KSB because of the following reasons. The Company owns approximately 20% of the outstanding capital stock of Immediate Entertainment Group, Inc. ("IEGP"), a Nevada corporation, with operations and subsidiaries primarily in Germany. IEGP has not completed its audited financial statements. Since the Company's investment in IEGP represents a significant portion of its assets, Richard A. Eisner & Company has advised that it requires recent audited financial information from IEGP to complete its audit of the Company's financial statements. IEGP's results of operations could have a material adverse effect on the Company's financial condition and results of operations for the latest fiscal year. Jones Jensen & Company is IEGP's independent auditor as well as the Company's new independent auditor.

     Phillip Cook resigned as the Company's President and Chairman on June 24, 1999. David Dube, who has been a member of the Company's Board of Directors since April 1, 1999, has been serving as the Company's Chairman and, along with James Leaderer, constitutes the Company's Board.

Item 7.    Exhibits
           --------

                (c) Exhibits

                        Number                    Description
                        ------                    -----------


                          16 Letter of Richard A. Eisner & Company, LLP to the Securities and Exchange Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-K

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  September 14, 1999


                                         KINGS ROAD ENTERTAINMENT, INC.



                                         By:  /s/ Christopher Trunkey
                                              -----------------------------
                                                  Christopher Trunkey,
                                                  Senior Vice President and
                                                  Chief Financial Officer

                            INDEX OF EXHIBITS
                            -----------------


Exhibit
Number                         Description
-------                        -----------
  16 Letter of Richard A. Eisner & Company, LLP to the Securities and Exchange Commission pursuant to the requirements of Item
                    304(a)(3) of Regulation S-K